                                                                     EXHIBIT 4.2

                           MIDAMERICAN ENERGY COMPANY

                                       AND

                 ___________________________________, as Trustee

                                    Indenture

                        Dated as of _______________, 20__

                          Subordinated Debt Securities

                         RECONCILIATION AND TIE BETWEEN
                         THE TRUST INDENTURE ACT OF 1939
                                 AND INDENTURE,
                          DATED AS OF __________, 20__*

TRUST INDENTURE                                                      INDENTURE
  ACT SECTION                                                         SECTION
---------------                                                   --------------
Section 3.10(a)(1) ............................................             6.09
   (a)(2) .....................................................             6.09
   (a)(3) .....................................................   Not Applicable
   (a)(4) .....................................................   Not Applicable
   (a)(5) .....................................................       6.08, 6.10
   (b) ........................................................       6.08, 6.10
   (c) ........................................................   Not Applicable
Section 3.11(a) ...............................................             6.13
   (b) ........................................................             6.13
Section 3.12(a) ...............................................    7.01, 7.02(a)
   (b) ........................................................          7.02(b)
   (c) ........................................................             7.03
Section 3.13(a) ...............................................             7.03
   (b) ........................................................             7.03
   (c) ........................................................             7.03
   (d) ........................................................             7.03
Section 3.14(a) ...............................................      7.04, 10.05
   (b) ........................................................   Not Applicable
   (c)(1) .....................................................             1.02
   (c)(2) .....................................................             1.02
   (c)(3) .....................................................   Not Applicable
   (d) ........................................................   Not Applicable
   (e) ........................................................             1.02
   (f) ........................................................   Not Applicable
Section 3.15(a) ...............................................             6.01
   (b) ........................................................             6.02
   (c) ........................................................             6.01
   (d) ........................................................             6.01
   (e) ........................................................             5.14
Section 3.16(a) ...............................................             1.01
   (a)(1)(A) ..................................................             5.12
   (a)(1)(B) ..................................................             5.13
   (a)(2) .....................................................   Not Applicable
   (b) ........................................................             5.08
Section 3.17(a)(1) ............................................             5.03
   (a)(2) .....................................................             5.04
   (b) ........................................................            10.03
Section 3.18(a) ...............................................             1.07
   (c) ........................................................             1.07

*    This table shall not, for any purpose, be deemed to be a part of the
     Indenture.

                                       i

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                   ARTICLE I.

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

                                   ARTICLE II.

                                 SECURITY FORMS

                                  ARTICLE III.

                                 THE SECURITIES

Section 3.05  Registration, Registration of Transfer and Exchange and

                                       ii

                                   ARTICLE IV.

                           SATISFACTION AND DISCHARGE

Section 4.01  Satisfaction and Discharge of Indenture....................    23
Section 4.02  Application of Trust Money.................................    24

                                   ARTICLE V.

                           EVENTS OF DEFAULT; REMEDIES

Section 5.01  Events of Default..........................................    24
Section 5.02  Acceleration of Maturity; Rescission and Annulment.........    26
Section 5.03  Collection of Indebtedness and Suits for Enforcement by
              Trustee....................................................    27
Section 5.04  Trustee May File Proofs of Claim...........................    28
Section 5.05  Trustee May Enforce Claims Without Possession of

Section 5.08  Unconditional Right of Holders to Receive Principal,

                                   ARTICLE VI.

                                   THE TRUSTEE

Section 6.12  Merger, Conversion, Consolidation or Succession to
              Business...................................................    39
Section 6.13  Preferential Collection of Claims Against Company..........    39
Section 6.14  Appointment of Authenticating Agent........................    39

                                  ARTICLE VII.

                                      iii

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

Section 7.01  Company to Furnish Trustee Names and Addresses of Holders..    41

                                  ARTICLE VIII.

                             CONSOLIDATION, MERGER,
                          CONVEYANCE, TRANSFER OR LEASE

Section 8.01  Company May Consolidate, Etc., Only on Certain Terms.......    44
Section 8.02  Successor Substituted......................................    45

                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

                                   ARTICLE X.

                                    COVENANTS

                                   ARTICLE XI.

                            REDEMPTION OF SECURITIES

                                       iv

                                  ARTICLE XII.

                                  SINKING FUNDS

Section 12.01 Applicability of Article...................................    53
Section 12.02 Satisfaction of Mandatory Sinking Fund Payments with
              Securities.................................................    54
Section 12.03 Redemption of Securities for Mandatory Sinking Fund........    54

                                  ARTICLE XIII.

                             REPAYMENT OF SECURITIES
                              AT OPTION OF HOLDERS

                                  ARTICLE XIV.

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 14.01 Applicability of Article; Company's Option to Effect

Section 14.05 Deposited Money and U.S. Government Obligations to be Held
              in Trust; Other Miscellaneous Provisions...................    59
Section 14.06 Reinstatement..............................................    60

                                   ARTICLE XV.

                           IMMUNITY OF INCORPORATORS,
                      STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 15.01 Immunity of Incorporators, Stockholders, Officers and
              Directors..................................................    60

                                  ARTICLE XVI.

                           SUBORDINATION OF SECURITIES

Section 16.01 Securities Subordinate to Senior Debt......................    60

                                       v

Section 16.02 Trustee and Holders of Securities May Rely on Certificate
              of Liquidating Agent; Trustee May Require Further Evidence
              as to Ownership of Senior Debt; Trustee Not Fiduciary to

Section 16.08 Subordination Rights Not Impaired by Acts or Omissions of
              the Company or Holders of Senior Debt......................    65

                                       vi

     INDENTURE, dated as of ________, 20__, between MIDAMERICAN ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Iowa
(herein called the "Company"), having its principal office at 666 Grand Avenue,
Des Moines, Iowa 50303, and __________, a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee"), having its Corporate Trust Office at _________________.

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this
Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the
Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE I.

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

     Section 1.01 Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust
     Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular
     Article, Section or other subdivision.

     Certain terms, used principally in Article VI, are defined in that Article.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.04.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each
Business Day therein.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or any director or directors and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment, means each
Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Capital Stock," as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture
Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or
a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or
an Assistant Secretary, and delivered to the Trustee.

                                        2

     "Corporate Trust Office" means the principal corporate trust office of the
Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at ___________________.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Debt" means, with respect to any Person, (a) any liability of such Person
(i) for borrowed money or (ii) evidenced by a bond, note, debenture or similar instrument (including purchase money obligations but excluding trade payables), or (iii) for the payment of money relating to a lease that is required to be classified as a capitalized lease obligation in accordance with generally accepted accounting principles; (b) any liability of others described in the preceding clause (a) that such Person has guaranteed, that is recourse to such
Person or that is otherwise such Person's legal liability; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above.

     "Defaulted Interest" has the meaning specified in Section 3.07.

     "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a Global Security, a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 3.01 or
3.05 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the
Securities of any such series shall mean the Depositary with respect to the
Securities of that series.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended, including the regulations and published interpretations thereunder.

     "Event of Default" has the meaning specified in Section 5.01.

     "generally accepted accounting principles" or "GAAP" means, as of any date of computation, generally accepted accounting principles in the United States, consistently applied, that are in effect on the date of such computation.

     "Global Security or Securities" means one or more fully registered
Securities in global form evidencing all or a part of a series of Securities issued to the Depositary for such series or its nominee or registered in the name of the Depositary or its nominee.

     "Holder" means a Person in whose name a Security is registered in the
Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

                                        3

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the
Stated Maturity of an installment of interest on such Security.

     "Loan Document" has the meaning specified in Section 5.01(5).

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or by repayment or otherwise.

     "Notice of Default" has the meaning specified in Section 5.01(4).

     "Officers' Certificate" means a certificate signed by at least two officers of the Company, one signature being that of the Chairman of the Board, the Vice
Chairman of the Board, the President or a Vice President, and the other signature being that of the Treasurer, an Assistant Treasurer, the Secretary or
an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the
     Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent
     (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the
     Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this
     Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                                        4

          (iv) Securities with respect to which the Company has effected defeasance as provided in Article XIV;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be
Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the
Company or of such other obligor shall be disregarded and deemed not to be
Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the
Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any
Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

     "Predecessor Security" of any particular Security means every previous
Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Reference Treasury Dealer" means each of ______________, ________________
and _______________ and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                                        5

     "Reference Treasury Dealer Quotations" means, with respect to each
Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer by 5:00 p.m. on the third Business Day preceding such redemption date.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

     "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

     "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

     "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee customarily performing corporate trust functions.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

     "Senior Debt" means the principal of, and premium, if any, and any interest
(including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency or similar law now or hereafter in effect) and all other monetary obligations of every kind or nature due on or in connection with (a)
all indebtedness of the Company (including Senior Debt Securities) whether heretofore or hereafter incurred (i) for borrowed money or (ii) in connection with the acquisition by the Company or a Subsidiary of the Company of assets other than in the ordinary course of business, for the payment of which the
Company is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise, or the payment of which is secured by a lien, charge or encumbrance on assets acquired by the Company, (b)
amendments, modifications, renewals, extensions and deferrals of any such indebtedness, and (c) any indebtedness issued in exchange for any such indebtedness; provided, however, that the following will not constitute Senior
Debt with respect to Securities: (1) any Debt as to which, in the instrument evidencing such Debt or pursuant to which such Debt was issued, it is expressly provided that such Debt is subordinate in right of payment to all Debt of the
Company not expressly subordinated to such Debt; and (2) any Debt of the Company in respect of Securities and any Debt which by its terms refers explicitly to the Securities and states that such Debt shall not be senior in right of payment.

     "Senior Debt Securities" means any debt securities issued by the Company pursuant to the Indenture (Senior Debt Securities), dated as of _________, 20__, by and between the Company and the Trustee.

                                        6

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal or such installment of principal of (and premium, if any) or interest on such Security is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.
For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust
Indenture Act" means, to the extent required by any such amendment, the Trust
Indenture Act of 1939 as so amended.

     "United States" means the United States of America.

     "U.S. Government Obligations" has the meaning specified in Section 14.04.

     "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     Section 1.02 Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the
Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                                        7

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate provided for in Section 10.05) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.03 Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the
Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 1.04 Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing;
and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered

                                        8

to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this
Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such
Security.

     (e) The Company may, in the circumstances permitted by the Trust Indenture
Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of
Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to
Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date
(or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

     (g) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 3.01 or pursuant to one or more indentures supplemental hereto, a Holder,

                                        9

including a Depositary that is the Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such
Depositary's standing instructions and customary practices.

     (h) The Trustee shall fix a record date for the purpose of determining the
Persons who are beneficial owners of interests in any Global Security held by a
Depositary entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

     Section 1.05 Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or
Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
     __________________, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

     Section 1.06 Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided)
if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice to a Holder which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of

                                       10

such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to give notice of any event to Holders by mail when such notice is required to be given pursuant to any provision of this Indenture, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Section 1.07 Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 3.10 through 3.17, inclusive, of the Trust Indenture
Act through the operation of Section 3.18(c) thereof, such imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be deemed to be so excluded, as the case may be.

     Section 1.08 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.09 Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 1.10 Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.11 Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Debt, any benefit or any legal or equitable right, remedy or claim under this Indenture;
provided that this Section 1.11 shall not limit the rights of any Holder of a
Global Security to give any notice or take any action, or appoint any agents, with regard to any part or different parts of the principal amount of such
Global Security pursuant to Section 1.04.

     Section 1.12 Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York and for all purposes shall be governed by and construed in

                                       11

accordance with the laws of said state without regard to the conflicts of laws and rules of said state.

     Section 1.13 Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Repayment
Date, sinking fund payment date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment
Date, sinking fund payment date or Stated Maturity, as the case may be.

                                   ARTICLE II.

                                 SECURITY FORMS

     Section 2.01 Forms of Securities.

     The Securities of each series shall be in such form or forms (including global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the
Company and delivered to the Trustee at or prior to the delivery of the Company
Order contemplated by Section 3.03 for the authentication and delivery of such
Securities.

     The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

     The definitive Securities shall be printed, lithographed or engraved or may be produced in any other manner permitted by the rules of any securities exchange upon which the Securities may be listed and (with respect to Global
Securities of any Series) the rules of the Depositary, all as determined by the officers executing such Securities, as evidenced by their execution of such
Securities.

     Section 2.02 Form of Trustee's Certificate of Authentication.

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       12

                                        ---------------------------------------,
                                        as Trustee

                                        By
                                           -------------------------------------
                                           Authorized Officer

     Section 2.03 Securities in Global Form.

     If any Security of a series is issuable in global form, such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and also may provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding
Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 1.02.

                                  ARTICLE III.

                                 THE SECURITIES

     Section 3.01 Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and, to the extent not set forth therein, set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

          (2) the price or prices (expressed as a percentage of the aggregate principal amount thereof) at which the Securities will be issued;

          (3) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture
     (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.06, 13.05 or 14.03);

                                       13

          (4) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

          (5) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the
     Regular Record Date for the interest payable on any Interest Payment Date or, if the principal amount payable at the Stated Maturity of any of the
     Securities will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any Maturity other than the
     Stated Maturity or which will be deemed to be Outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined);

          (6) if other than the Corporate Trust Office, the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase
     Securities of the series pursuant to any mandatory sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section
     5.02;

          (11) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions upon which such Global Security may be exchanged in whole or in part for other individual securities and the Depositary for such Global
     Security or Securities;

          (12) any addition to or change in the Events of Default which apply to any Securities of the series;

          (13) any addition to or change in the covenants set forth in Article X which applies to Securities of the series;

          (14) the nature and terms of the security for any secured Securities;

                                       14

          (15) the form and terms of any guarantee of the Securities;

          (16) the application, if any, of Section 14.02 or 14.03 to the
     Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article XIV;

          (17) the listing of the Securities on any securities exchange or the inclusion in any other market or quotation or trading system;

          (18) any Trustee, Authenticating Agent, Paying Agent, issuing or transfer agent or Securities Registrar or any other Person appointed to act in connection with such Securities for or on behalf of the Holders thereof or the Company; and

          (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     The Securities shall be subordinate and junior in right of payment to
Senior Debt of the Company as provided in Article XVI.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such
Board Resolution and set forth in such Officers' Certificate, to the extent applicable, or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuance of additional Securities of such series.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and
delivered to the Trustee at or prior to the delivery of the Board Resolution or the Officers' Certificate setting forth the terms of the series.

     Section 3.02 Denominations.

     The Securities of each series shall be issuable in registered form with or without coupons in such denominations as shall be specified as contemplated by
Section 3.01. In the absence of any such provisions with respect to the
Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

     Section 3.03 Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice
Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                                       15

     At any time and from time to time after the execution and delivery of this
Indenture, the Company may deliver Securities of any series executed by the
Company to the Trustee for authentication, and the Trustee shall authenticate and deliver such Securities upon Company Order. If all the Securities of any one series are not to be originally issued at one time and if a Board Resolution relating to such Securities shall so permit, such Company Order may set forth procedures (acceptable to the Trustee) for the issuance and authentication of such Securities.

     If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the
Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture;
     and

          (c) that such Securities, when authenticated and delivered by the
     Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution or Officers'
Certificate otherwise required pursuant to Section 3.01 or the Company Order and
Opinion of Counsel otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and such documents reasonably contemplate the issuance of all Securities of such series.

     Unless otherwise provided in the form of Security for any series, each
Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized

                                       16

officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series having the same terms issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this
Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     Section 3.04 Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security in lieu of which it is issued.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay.
After the preparation of definitive Securities of such series, the temporary
Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     Section 3.05 Registration, Registration of Transfer and Exchange and
Book-Entry Securities.

     The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 10.02 a register (the register maintained in such office being herein sometimes

                                       17

referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of exchanges and transfers of Securities. The Person responsible for the maintenance of the Security Register is referred to herein as the "Security
Registrar." The Trustee is hereby initially appointed Security Registrar for the purpose of registering Securities and transfers of Securities as herein provided. The exchange of and the transfer of Securities also may be registered at the office of the Trustee.

     Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities of any series (except Global
Securities) may be exchanged for other Securities of the same series (except
Global Securities) of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the
Company shall execute, and the Trustee shall authenticate and deliver, the
Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of
Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the
Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.06, 13.05 or 14.03 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of
Securities of that series selected for redemption under Section 11.02 and ending at the close of business on the day of such mailing, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Notwithstanding any other provision of this Section 3.05, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary

                                       18

or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor
Depositary.

     If at any time the Depositary for the Securities of a series notifies the
Company that it is unwilling or unable to continue as Depositary for the
Securities of such series or if at any time the Depositary for the Securities of a series shall no longer be registered or in good standing under the Securities
Exchange Act of 1934, as amended, or other applicable statute or regulation, the
Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the
Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series, in exchange for such Global Security or Securities.

     If (1) an Event of Default shall occur and be continuing and (2) beneficial owners of interests representing a majority in aggregate principal amount of the
Securities of a series represented by a Global Security or Securities shall advise the Trustee through the Depositary for such Global Security or Securities in writing that the maintenance of a Depositary for such series is no longer in such beneficial owners' best interests, the Company shall execute, and the
Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the such Global Security or Securities, in exchange for such Global Security or
Securities.

     If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to the Person specified by such Depositary a new Security or
     Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                                       19

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered
     Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to Clause (i) above.

     Upon the exchange of a Global Security for Securities in definitive registered form, in authorized denominations, such Global Security shall be canceled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 3.05 shall be registered in such names and in such authorized denominations as the Depositary for such
Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Trustee shall, at Company expense, deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

     Section 3.06 Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, together with such other security or indemnity as may be reasonably required by the Trustee to save it harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii)
such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the
Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen
Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security, subject to satisfaction of the foregoing conditions. Upon the issuance of any new Security under this
Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                                       20

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 3.07 Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest. The Company and the Trustee understand that interest on any
Global Security will be disbursed or credited by the Depositary to the Persons having ownership thereof pursuant to a book entry or other system maintained by the Depositary.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the
     Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such
     Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective
     Predecessor Securities) are registered at the close of business on such
     Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the
     Securities of any series in any other lawful manner not inconsistent with the requirements

                                       21

     of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 3.08 Persons Deemed Owners.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such
Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the
Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security
Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Section 3.09 Cancellation.

     Unless otherwise specified pursuant to Section 3.01(6) for Securities of any series all Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any mandatory sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the
Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the
Trustee, except that if a Global Security is so surrendered, the Company shall execute and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security or
Securities in a denomination equal to and in exchange for the portion of the
Global Security so surrendered not to be paid, redeemed, repaid or registered for transfer or exchange or for credit. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures and a certificate of disposition shall be delivered to the Company, unless, by a
Company Order, the Company shall direct the canceled Securities be returned to
it.

     Section 3.10 Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.01 for
Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                       22

                                   ARTICLE IV.

                           SATISFACTION AND DISCHARGE

     Section 4.01 Satisfaction and Discharge of Indenture.

     Upon Company Request, this Indenture shall cease to be of further effect with respect to the Securities of a particular series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such Securities, when:

          (1) either:

               (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
          3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

               (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year, under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

          and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the
          Trustee as trust funds in trust for such purpose sums sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal
          (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated
          Maturity or Redemption Date, as the case may be; and

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating

                                       23

     to the satisfaction and discharge of this Indenture with respect to the
     Securities of such series have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of a particular series, the obligations of the Company to the Trustee under Section 6.07, the obligations, if any, of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this
Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03, in each case with respect to such Securities, shall survive.

     Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements of the Company under this Indenture with respect to any series of Securities, the obligations of the Company to the
Trustee under Section 6.07 and the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive with respect to such series of Securities.

     Section 4.02 Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this
Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the
Trustee.

                                   ARTICLE V.

                           EVENTS OF DEFAULT; REMEDIES

     Section 5.01 Events of Default.

     Unless otherwise provided in a supplemental indenture hereto, "Event of
Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (and premium, if any,
     on) any Security of that series at its Maturity; or

          (3) default in the deposit of any mandatory sinking fund payment, when and as due by the terms of the Securities of that series, and continuance of such default for a period of 30 days; or

                                       24

          (4) default in the performance of any covenant or warranty of the
     Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with or which has expressly been included in this
     Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default for a period of 60 days (which period shall be extended to up to 90 days if the Company is diligently pursuing a cure of the default) after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the
     Trustee by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry of a decree or order for relief in respect of the
     Company by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

          (6) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

     Upon receipt by the Trustee of any proposed Notice of Default from any
Holder with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such proposed Notice of Default, which record date shall be at the close of business on the day the Trustee receives such proposed Notice of Default. The
Holders on such record date, or their duly designated proxies, and only such
Persons, shall be entitled to join in such proposed Notice of Default, whether or not such Holders remain Holders after such record date; provided, that unless
Holders of at least a majority in principal amount of the Outstanding Securities of such series, or their proxies, shall have joined in such proposed Notice of
Default prior to the day which is 90 days after such record date, such proposed
Notice of Default shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a
Holder, or a proxy of a Holder, from giving (i) after expiration of such 90-day period, a new proposed Notice of Default identical to a proposed Notice of
Default which

                                       25

has been canceled pursuant to the proviso to the preceding sentence, or (ii)
during any such 90-day period, an additional proposed Notice of Default with respect to any new or different fact or circumstance permitting the giving of a proposed Notice of Default with respect to Securities of such series, in either of which events a new record date shall be established pursuant to the provisions of this Section 5.01. Any such proposed Notice of Default shall be considered a Notice of Default hereunder at such time, if any, that Holders of at least a majority in principal amount of the Outstanding Securities shall have joined in such proposed Notice of Default by giving timely notice to the Trustee hereunder.

     Section 5.02 Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series (other than an Event of Default specified in Section 5.01(5)) at the time Outstanding occurs and is continuing, then in every such case, the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of said amounts, all obligations of the Company in respect of payment of principal of the Securities of such series shall terminate. Notwithstanding the foregoing, if an Event of Default specified in Section 5.01(5) hereof occurs with respect to the Company, all Outstanding
Securities shall become immediately due and payable without further action or notice.

     At any time after such a declaration of acceleration with respect to
Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article provided, the Holders of a majority in principal amount of the
Outstanding Securities of that series, by written notice to the Company and the
Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the
          Trustee, its agents and counsel;

     and

                                       26

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving (i) after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, or (ii) during any such 90-day period, an additional written notice of declaration of acceleration with respect to
Securities of such series, or an additional written notice of rescission and annulment of any declaration of acceleration with respect to any other Event of
Default with respect to Securities of such series, in either of which events a new record date shall be established pursuant to the provisions of this Section
5.02.

     Section 5.03 Collection of Indebtedness and Suits for Enforcement by
Trustee.

     The Company covenants that if:

          (1) default is made in the payment of any interest upon any Security when it becomes due and payable and such default continues for a period of
     30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity, or

          (3) default is made in the making or satisfaction of any mandatory sinking fund payment when it becomes due pursuant to the terms of the
     Securities of any series,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the
Holders of such Securities, the whole amount then due and payable on such
Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the

                                       27

reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the
Trustee, in its own name and as trustee of an express trust, may, but shall not be obligated to, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such
Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 5.04 Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to file and prove a claim for the whole amount of principal, premium and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the
Trustee under Section 6.07.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 5.05 Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the
Securities or the production

                                       28

thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the
Securities in respect of which such judgment has been recovered.

     Section 5.06 Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article with respect to the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of any series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     6.07;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     Section 5.07 Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than a majority in principal amount of the
     Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                                       29

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or of the Holders of Outstanding Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such
Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     Section 5.08 Unconditional Right of Holders to Receive Principal, Premium
and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any
Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07)
interest on such Security on the Stated Maturity or Maturities expressed in such
Security (or, in the case of redemption or repayment at the option of the
Holder, on the Redemption Date or the Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     Section 5.09 Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued
or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 5.10 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section
3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to
exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and

                                       30

remedy given by this Article or by law to the Trustee or to the Holders may be
exercised from time to time, and as often as may be deemed expedient, by the
Trustee or by the Holders, as the case may be.

     Section 5.12 Control by Holders.

     The Holders of at least a majority in principal amount of the Outstanding
Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the
Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Upon receipt by the Trustee of any such direction with respect to
Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding
Securities of such series entitled to join in such direction, which record date shall be determined in accordance with Section 1.04(e). The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least a majority in principal amount of the outstanding Securities of such series, or their proxies, shall have been joined in such direction prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving (i) after expiration of such 90-day period, a new direction identical to a direction which has been canceled pursuant to the provisions of the preceding sentence or (ii) during any such 90-day period, a new direction contrary to or different from such direction, in either of which events a new record date shall be established pursuant to the provisions of this Section 5.12.

     Section 5.13 Waiver of Defaults.

     By Act delivered to the Company and the Trustee, the Holders of not less than a majority in principal amount of the Outstanding Securities of any affected series may on behalf of the Holders of all the Securities of such series waive any existing Event of Default hereunder with respect to such series and its consequences (including an acceleration and its consequences, including any related payment default that resulted from such acceleration), except an
Event of Default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any mandatory sinking fund installment with respect to the Securities of such series, or

                                       31

          (2) in respect of a covenant or provision hereof which under Article
     IX cannot be modified or amended without the consent of the Holder of each
     Outstanding Security of such series affected thereby.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder.
If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any
Holder be canceled and of no further effect.

     Upon any such waiver, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 5.14 Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this
Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust
Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any
Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption or repayment at the option of the Holder, on or after the
Redemption Date or Repayment Date, as the case may be).

     Section 5.15 Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                       32

                                  ARTICLE VI.

                                   THE TRUSTEE

     Section 6.01 Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this Subsection shall not be construed to limit the effect of
     Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the
     Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding
     Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this
     Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                                       33

     (d) Whether or not therein expressly so provided, every provision of this
Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 6.02 Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the
Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal, premium or interest on any Security of such series or in the payment of any mandatory sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee of the board of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities of such series; and provided, further, that in the case of any default of the character specified in Section
5.01(4) with respect to the Securities of such series no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     Section 6.03 Certain Rights of Trustee.

     Subject to the provisions of Section 6.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                                       34

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the
Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) the Trustee shall not be required to take notice or be deemed to have notice of any default hereunder (except failure by the Company to pay principal of (or premium, if any) or interest on any series of Securities so long as the
Trustee is also acting as Paying Agent for such series of Securities) unless the
Trustee shall be specifically notified in writing of such default by the Company or by the Holders of at least a 10% in aggregate principal amount of all
Outstanding Securities, and all such notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal Corporate Trust Office of the Trustee, and in the absence of such notice the Trustee may conclusively assume there is no default except as aforesaid.

     Section 6.04 Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any
Authenticating Agent shall not be accountable for the use or application by the
Company of Securities or the proceeds thereof. The Trustee shall not be deemed to have knowledge of the identity of any Subsidiary unless either (A) a
Responsible Officer of the Trustee shall have actual knowledge thereof or (B)
the Trustee shall have received written notice thereof from the Company or any
Holder.

     Section 6.05 May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security
Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security
Registrar or such other agent.

     Section 6.06 Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                                       35

     Section 6.07 Compensation and Reimbursement.

     The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for the Trustee's services rendered hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the
     Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, in each case to the extent permitted by law, any loss, liability or expense incurred without negligence or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the Trustee's costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

     Section 6.08 Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of Section 3.10 of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities of any series by virtue of being Trustee with respect to the Securities of any particular series of Securities except as may be otherwise provided by the terms of the Securities of that series.

     Section 6.09 Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                                       36

     Section 6.10 Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the
Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the
Outstanding Securities of such series, delivered to the Trustee and to the
Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide
     Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, (i) the Company may remove the Trustee with respect to any or all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to any or all
Securities and the appointment of a successor Trustee or Trustees with respect to such series.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section
6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the
Securities of that or those series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its

                                       37

acceptance of such appointment in accordance with the applicable requirements of
Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the
Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.06. Each notice of appointment shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     Section 6.11 Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.07.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2)
if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring
Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture

                                       38

the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 6.12 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     Section 6.13 Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 3.11 of the Trust Indenture Act regarding the collection of such claims against the Company (or any such other obligor). A Trustee that has resigned or been removed shall be subject to and comply with said Section
3.11 to the extent required thereby.

     Section 6.14 Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities (which may be an Affiliate of the Company)
which shall be authorized to act on behalf of the Trustee to authenticate
Securities issued upon registration of transfer or partial redemption or repayment thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes

                                       39

as if authenticated by the Trustee hereunder. Wherever reference is made in this
Indenture to the authentication and delivery of Securities by the Trustee or the
Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an
Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business and in good standing under the laws of the United States, any
State or the District of Columbia, authorized under such laws to act as
Authenticating Agent, having a combined capital and surplus of no less than
$50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an
Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent. An Authenticating
Agent for any series of Securities may resign at any time by giving written notice thereof to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an
Authenticating Agent for such series by giving written notice thereof to such
Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee of such series may appoint a successor
Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all
Holders of Securities of the series with respect to which such Authenticating
Agent will serve, as their names and addresses appear in the Security Register.
Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.
No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     Except with respect to an Authenticating Agent appointed at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the
Trustee shall be entitled to be reimbursed for such payments, pursuant to the provisions of Section 6.07.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                                       40

     This is one of the Securities of the series described therein referred to in the within-mentioned Indenture.

                                        ---------------------------------,
                                        as Trustee

                                        By:
                                            ------------------------------------
                                            As Authenticating Agent

                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                  ARTICLE VII.

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

     Section 7.01 Company to Furnish Trustee Names and Addresses of Holders.

     With respect to each series of Securities, the Company will furnish or cause to be furnished to the Trustee for the Securities of such Series

     (a) semiannually, not more than 15 days after each Regular Record Date relating to that series (or, if there is no Regular Record Date relating to that series, on June 30 and December 31), a list, in such form as such Trustee may reasonably require, of the names and addresses of the Holders of that series as of such date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee is Security
Registrar with respect to Securities of a particular series no such list shall be required with respect to the Securities of such series.

     Section 7.02 Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security
Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust
Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of

                                       41

them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

     Section 7.03 Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the year
_____, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust
Indenture Act if and to the extent and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to
Holders, be filed by the Trustee with each stock exchange upon which any
Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

     Section 7.04 Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to
Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports to the Trustee is for informational purposes only and the Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     Section 7.05 Holders' Meetings.

     (a) A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Section 7.05 for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article V;

          (2) to remove the Trustee for such series and appoint a successor
     Trustee pursuant to the provisions of Article VI;

          (3) to consent to the execution of an indenture or supplemental indentures hereto pursuant to the provisions of Section 9.02; and

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding
     Securities of any

                                       42

     one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

     (b) The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in paragraph (a) of this Section 7.05, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 1.05. Such notice shall be given not less than 20 days nor more than 90 days prior to the date fixed for the meeting.

     (c) In case at any time the Company, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized by giving notice thereof as provided in the preceding paragraph.

     (d) To be entitled to vote at any meeting of Holders a Person shall be (a)
a Holder of a Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

     (e) Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such series, in regard to proof of the holding of
Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the
Company or by Holders of such series as provided in paragraph (c) of this
Section 7.05, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

     Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by
Section 3.01) of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any

                                       43

Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of
Holders of Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of paragraph (b) or
(c) of this Section 7.05 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

     (f) The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in paragraph (b) of this Section 7.05. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the
Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     (g) Nothing contained in this Section 7.05 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the
Trustee or to any Holder under any of the provisions of this Indenture or of the
Securities of any series.

                                  ARTICLE VIII.

                             CONSOLIDATION, MERGER,
                          CONVEYANCE, TRANSFER OR LEASE

     Section 8.01 Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge with or into any other
Person or convey, transfer or lease all or substantially all of its property or assets to any Person unless:

          (1) in case the Company shall consolidate with or merge into another
     Person or convey, transfer or lease all or substantially all of its property or assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and

                                       44

     assets of the Company shall be either the Company or a corporation or limited liability company, shall be organized and validly existing under the laws of the United States, any State thereof or the District of
     Columbia and shall expressly assume, by an indenture supplemental hereto executed and delivered to the Trustee, all obligations hereunder, including the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed; and

          (2) after giving effect to such transaction, no Event of Default shall have occurred and be continuing.

     Notwithstanding the foregoing, any Subsidiary of the Company may consolidate with, merge into or transfer all or part of its properties and assets to the Company.

     Section 8.02 Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or conveyance, transfer or lease of all or substantially all of the property or assets of the Company in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which conveyance, transfer or lease of all or substantially all of its property or assets is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the
Securities. In the case of a lease, the predecessor Person shall not be released from its obligations to pay the principal of, premium, if any, and interest on the Securities. All Securities issued by the successor Person shall in all respects have the same legal priority as the Securities theretofore or thereafter authenticated, issued and delivered in accordance with the terms of this Indenture.

                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

     Section 9.01 Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may amend the Securities of a series or enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture or for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision, provided that such provision shall not adversely affect the interests of Holders of Outstanding Securities created prior to the execution of such supplemental indenture in any material respect; or

                                       45

          (2) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (3) to secure the Securities; or

          (4) to establish the form of Securities of any series as permitted by
     Sections 2.01 and 3.01; or

          (5) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (6) to grant to or confer upon the Trustee for the benefit of the
     Holders any additional rights, remedies, powers or authority; or

          (7) to permit the Trustee to comply with any duties imposed upon it by law; or

          (8) to specify further the duties and responsibilities of, and to define further the relationships among, the Trustee, any Authenticating
     Agent and any Paying Agent; or

          (9) to add to the covenants of the Company for the benefit of the
     Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender a right or power conferred on the Company herein;
     or

          (10) to add any additional Events of Default (and if such Events of
     Default are to be applicable to less than all series of Securities, stating that such Events of Default are expressly being included for the benefit of such series).

     Section 9.02 Supplemental Indentures With Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the
Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall:

          (1) change the Stated Maturity of any Security; or reduce the rate of interest on any Security; or change the method of calculating interest, or any term used in the calculation of interest, or the period for which interest is payable, on any Security; or reduce the principal amount of any
     Security or any premium thereon; or reduce the payment of any mandatory sinking fund or analogous obligation; or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a

                                       46

     declaration of acceleration of the Maturity thereof; or adversely affect the right of repayment or renewal, if any, at the option of the Holders; or
     change the coin or currency in which the principal of any Security or any premium or interest thereon is payable; or change the date on which any
     Security may be redeemed; or adversely affect the rights of any Holding to institute suit for the enforcement of any payment of principal of or any premium or interest on any Security, in each case without the consent of the Holder of each Outstanding Security that would be affected thereby (for purposes of this Section 9.02(1) only, the term "Security" shall include
     Securities for which an offer to purchase has been accepted by the
     Company); or

          (2) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or the percentage in aggregate principal amount of the Outstanding Securities the consent of the Holders of which is required for any waiver of certain past defaults or Events of Default hereunder or the consequences thereof, in each case without the consent of the Holders of all of the Outstanding
     Securities.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this
Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.03 Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an
Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the
Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.04 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this
Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 9.05 Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                                       47

     Section 9.06 Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the
Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

     Section 9.07 Notice of Supplemental Indenture.

     Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture, the Company shall transmit, as provided herein, to all Holders of any series of the Securities affected thereby, a notice setting forth in general terms the substance of such supplemental indenture.

     Section 9.08 Subordination Unimpaired.

     No supplemental indenture executed pursuant to this Article shall directly or indirectly modify the provisions of Article XVI in any manner which might alter the subordination of the Securities.

                                   ARTICLE X.

                                    COVENANTS

     Section 10.01 Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of
Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

     Section 10.02 Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this
Indenture may be served. The Company will give prompt written notice to the
Trustee of the location, and any change in the location, of such office or agency. If at any time the Company terminates the appointment of a Paying Agent or Security Registrar or otherwise shall fail to maintain any such required office or agency, the Company shall use its reasonable best efforts to appoint a successor Paying Agent or Security Registrar reasonably acceptable to the
Trustee. If the Company fails to maintain a Paying Agent or Security Registrar, the Trustee will act as such, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                                       48

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the
Company of its obligation to maintain an office or agency in each Place of
Payment for such purposes. The Company will give prompt written notice to the
Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 10.03 Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of
Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company
Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such
Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such
Paying Agent shall be released from all further liability with respect to such money.

                                       49

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any)
or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the
Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than
30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 10.04 Corporate Existence.

     Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the
Company shall not be required to preserve any such right or franchise if the
Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

     Section 10.05 Notice of Defaults.

     The Company will give to the Trustee written notice of the occurrence of an
Event of Default within five days after the Company becomes aware of such occurrence.

     Section 10.06 Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 8.01 or Section 10.04 with respect to the Securities of any series if, before the time for such compliance, the
Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                       50

                                   ARTICLE XI.

                            REDEMPTION OF SECURITIES

     Section 11.01 Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated in Section 3.01 for Securities of any series) in accordance with this Article.

     Section 11.02 Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this
Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

     Section 11.03 Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding
Securities of such series not previously called for redemption, in a manner which the Trustee deems fair and appropriate, which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If the
Company shall so specify and identify the appropriate Securities, Securities owned of record and beneficially by the Company or any Subsidiary shall not be included in the Securities selected for redemption.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                                       51

     Section 11.04 Notice of Redemption.

     Notice of redemption shall, unless otherwise specified by the terms of the
Securities to be redeemed, be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, in accordance with Section 1.06.

     All notices of redemption shall state:

          (1) the Redemption Date;

          (2) the Redemption Price;

          (3) the place or places where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment;

          (4) that payment of the Redemption Price will be made on the surrender of such Securities at such place or places of redemption;

          (5) that accrued interest to the Redemption Date will be paid as specified in such notice and that from and after the Redemption Date interest on such Securities will cease to accrue;

          (6) if less than all the Outstanding Securities of any series are to be redeemed (unless all the Securities of such series of a specified tenor are to be redeemed), the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular
     Securities to be redeemed;

          (7) in the case of partial redemption of any Securities, that upon surrender of such Securities, a new Security or new Securities having the same terms will be issued in aggregate principal amount equal to the unredeemed portion;

          (8) that redemption is subject to the receipt by the Trustee or a
     Paying Agent prior to the Redemption Date of sufficient funds to make the redemption, if such is the case; and

          (9) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the
Company shall be given by the Company or, at the Company's request, by the
Trustee in the name and at the expense of the Company.

     Section 11.05 Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and

                                       52

(except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

     Section 11.06 Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the
Redemption Price therein specified, and from and after such date (unless the
Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such
Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the
Security.

     Section 11.07 Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a
Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the
Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new
Security so issued shall be a new Global Security.

                                  ARTICLE XII.

                                  SINKING FUNDS

     Section 12.01 Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of
Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to

                                       53

reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     Section 12.02 Satisfaction of Mandatory Sinking Fund Payments with
Securities.

     The Company (1) may deliver Outstanding Securities of a series to the
Trustee for cancellation (other than any previously called for redemption) and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company or the Holders, if applicable, pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series or may apply Securities of such series which have been previously cancelled; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of such mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

     Section 12.03 Redemption of Securities for Mandatory Sinking Fund.

     Not less than 60 days prior to each mandatory sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers'
Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities or applying previously cancelled Securities of that series pursuant to Section
12.02 and the basis for such credit and will also deliver to the Trustee any
Securities to be so delivered which have not theretofore been delivered to the
Trustee. Not less than 30 days before each such mandatory sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such mandatory sinking fund payment date in the manner specified in Section 11.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.03. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.04, 11.05 and 11.06.

                                  ARTICLE XIII.

                             REPAYMENT OF SECURITIES
                              AT OPTION OF HOLDERS

     Section 13.01 Applicability of Article.

     Securities of any series that are repayable before their Stated Maturity at the option of the Holders shall be repaid in accordance with their terms and
(except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

                                       54

     Section 13.02 Notice of Repayment Date.

     Notice of any Repayment Date with respect to Securities of any series shall, unless otherwise specified by the terms of the Securities of such series, be given by the Company not less than 45 nor more than 60 days prior to such
Repayment Date, to the Trustee and to each Holder of Securities of such series in accordance with Sections 1.05 and 1.06, respectively.

     The notice as to Repayment Date shall state:

          (1) the Repayment Date;

          (2) the Repayment Price;

          (3) the place or places where such Securities are to be surrendered for payment of the Repayment Price, which shall be the office or agency of the Company in each Place of Payment, and the date by which Securities must be so surrendered in order to be repaid;

          (4) a description of the procedure which a Holder must follow to exercise a repayment right; and

          (5) that exercise of the option to elect repayment is irrevocable.

     No failure of the Company to give the foregoing notice shall limit any
Holder's right to exercise a repayment right.

     Section 13.03 Deposit of Repayment Price.

     On or prior to any Repayment Date, the Company shall deposit with the
Trustee or with a Paying Agent (or, if the Company is acting as its own Paying
Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Repayment Price of and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities of such series which are to be repaid on that date.

     Section 13.04 Securities Payable on Repayment Date.

     The form of option to elect repayment having been delivered as specified in the form of Security for such series as provided in Section 2.01, the Securities so to be repaid shall, on the Repayment Date, become due and payable at the
Repayment Price applicable thereto, and from and after such date (unless the
Company shall default in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with said notice, such Security shall be paid by the Company at the Repayment Price, together with accrued interest to the Repayment Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to such Repayment Date will be payable to the Holders of such
Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 3.07.

                                       55

     If any Security to be repaid shall not be so paid upon surrender thereof for repayment, the principal shall, until paid, bear interest from the Repayment
Date at the rate prescribed in the Security.

     Section 13.05 Securities Repaid in Part.

     Any Security which by its terms may be repaid in part at the option of the
Holder thereof and which is to be repaid only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to
Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new
Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

                                  ARTICLE XIV.

                       DEFEASANCE AND COVENANT DEFEASANCE

     Section 14.01 Applicability of Article; Company's Option to Effect
Defeasance or Covenant Defeasance.

     If pursuant to Section 3.01 provision is made for either or both of (a)
defeasance of the Securities of a series under Section 14.02 or (b) covenant defeasance of the Securities of a series under Section 14.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article XIV, shall be applicable to the Securities of such series, and the Company may at its option at any time with respect to the
Securities of such series, elect to have either Section 14.02 (if applicable) or
Section 14.03 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article XIV.

     Section 14.02 Defeasance and Discharge.

     Upon the Company's exercise of the above option applicable to this Section with respect to the Outstanding Securities of a particular series, the Company shall be deemed to have been discharged from its obligations with respect to the
Outstanding Securities of such series (except for certain obligations to register the transfer or exchange of Securities of such series, to replace stolen, lost or mutilated Securities of such series, and to maintain paying agencies) on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this
Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging the same), except for the following

                                       56

which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 14.04 as more fully set forth in such
Section, payments of the principal of and any premium and interest on such
Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Section 3.04, 3.05, 3.06, 6.07, 10.02 and 10.03 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article XIV. Subject to compliance with this Article XIV, the Company may exercise its option under this Section 14.02 notwithstanding the prior exercise of its option under Section 14.03 with respect to the Securities of such series.

     Section 14.03 Covenant Defeasance.

     Upon the Company's exercise of the above option applicable to this Section with respect to the Outstanding Securities of a particular series, the Company shall be released from its obligations under Sections 8.01 and 10.04 (and any other covenant applicable to such Securities that is determined pursuant to
Section 3.01 to be subject to covenant defeasance under this Section) and the occurrence of an event specified in Clause (4) of Section 5.01 with respect to any of Sections 8.01 or 10.04 (and any other Event of Default applicable to such
Securities that is determined pursuant to Section 3.01 to be subject to covenant defeasance under this Section) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition, limitation or restrictive covenant set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or
Clause to any other provision herein or in any other document, including any supplement hereto, any Board Resolution or Officers' Certificate delivered hereto but the remainder of this Indenture and such Securities shall be unaffected thereby.

     Section 14.04 Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions precedent to application of either
Section 14.02 or Section 14.03 to the Outstanding Securities of a particular series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this
     Article XIV applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A)
     money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the

                                       57

     Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and any premium, if any, and interest on the Outstanding
     Securities of such series on the maturity of such principal, premium or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due in accordance with the terms of this Indenture and of such Securities. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article XI, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations"
     means securities that are (x) direct obligations of the United States for the payment of which its full faith and credit is pledged or (y)
     obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the
     United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of
     1933, as amended) as custodian with respect to any such U.S. Government
     Obligation or a specific payment of principal of or interest on any such
     U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government
     Obligation evidenced by such depositary receipt.

          (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 5.01(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not (A) cause the
     Trustee for the Securities of such series to have a conflicting interest as defined in Section 6.08 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (5) In the case of an election under Section 14.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the
     Company has received from, or there has been published by, the Internal
     Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax

                                       58

     law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

          (6) In the case of an election under Section 14.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the
     Holders of the Outstanding Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

          (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

          (8) The Company shall have delivered to the Trustee an Officers'
     Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section
     14.02 or the covenant defeasance under Section 14.03 (as the case may be)
     have been complied with.

     Section 14.05 Deposited Money and U.S. Government Obligations to be Held in
Trust; Other Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee - collectively, for purposes for this
Section 14.05, the "Trustee") pursuant to Section 14.04 in respect of the
Outstanding Securities of such series shall be held in trust and applied by the
Trustee, in accordance with the provisions of such Securities and this
Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government
Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof.

     Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S.
Government Obligations held by it as provided in Section 14.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                                       59

     Section 14.06 Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 14.02 or 14.03 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the
Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIV until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.02 or 10.03; provided, however, that if the Company makes any payment of the principal of or any premium or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                                   ARTICLE XV.

                           IMMUNITY OF INCORPORATORS,
                      STOCKHOLDERS, OFFICERS AND DIRECTORS

     Section 15.01 Immunity of Incorporators, Stockholders, Officers and
Directors.

     No recourse under or upon any obligation, covenant or agreement of this
Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by this Indenture or in any of the
Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                  ARTICLE XVI.

                           SUBORDINATION OF SECURITIES

     Section 16.01 Securities Subordinate to Senior Debt.

     The Company covenants and agrees that anything in this Indenture or the
Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each

                                       60

series is subordinate and junior in right of payment to all Senior Debt to the extent provided herein, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior
Debt or extension or renewal of the Senior Debt.

     In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for repayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Debt or any trustee therefor or representative thereof, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities.

     In the event of

     (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

     (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

     (c) any assignment by the Company for the benefit of creditors, or

     (d) any other marshalling of the assets of the Company,

all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the
Securities of any series shall be paid or delivered directly to the holders of
Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt (including any interest thereof accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to
Senior Debt, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the

                                       61

amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations.

     In the event that, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property
(other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), or any security shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior
Debt in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of
Senior Debt is hereby irrevocably authorized to endorse or assign the same.

     No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities of each series, the obligation of the Company to pay to such Holders the principal of (and premium, if any) and interest on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Default or Event hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the Holders.

     Senior Debt shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Debt then outstanding. Upon the payment in full of all
Senior Debt, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the indebtedness evidenced by the Securities of such series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Debt, and not on account of the Securities of such series.

     The provisions of this Section 16.01 shall not impair any right, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

     The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations

                                       62

from constituting, respectively, obligations ranking on a parity with the
Securities or ranking junior to the Securities.

     Section 16.02 Trustee and Holders of Securities May Rely on Certificate of
Liquidating Agent; Trustee May Require Further Evidence as to Ownership of
Senior Debt; Trustee Not Fiduciary to Holders of Senior Debt.

     Upon any payment or distribution of assets of the Company referred to in this Article XVI, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the
Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
XVI. In the absence of any such bankruptcy trustee, receiver, assignee or other
Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Debt (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payments or distributions pursuant to this Article XVI, the
Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article XVI, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. With respect to the holders of Senior
Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and, subject to the provisions of Section 6.01, the Trustee shall not be liable to any holder of
Senior Debt if it shall in good faith pay over or deliver to Holders of
Securities, the Company or any other Person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article or otherwise.

     Section 16.03 Payment Permitted If No Default.

     Nothing contained in this Article XVI or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in, Section 16.01, from making payments of the principal of (or premium, if any) or interest on the
Securities, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of (or premium, if any) or interest on the Securities if the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in Section 16.04 by the times referred to therein of any event

                                       63

prohibiting the making of such deposit or exchange, and the Trustee or any
Paying Agent shall not be affected by any notice to the contrary received by it on or after such times.

     Section 16.04 Trustee Not Charged with Knowledge of Prohibition.

     Anything in this Article XVI or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 16.01 has happened, until the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Debt who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Debt shall be outstanding; provided, however, that, if prior to the third Business Day preceding the date upon which by the terms hereof any money becomes payable
(including, without limitation, the payment of either the principal of or interest on any Security), or in the event of the execution of an instrument pursuant to Section 4.01 acknowledging satisfaction and discharge of this
Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee or any Paying Agent shall not have received with respect to such money the Officers' Certificate or notice provided for in this Section
16.04, then, anything herein contained to the contrary notwithstanding, the
Trustee or such Paying Agent shall have full power and authority to receive such money and apply the same to the purpose for which they were received and shall not be affected by the notice to the contrary which may be received by it on or after such date. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee or any Paying Agent.

     Section 16.05 Trustee to Effectuate Subordination.

     Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior
Debt as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

     Section 16.06 Rights of Trustee as Holder of Senior Debt.

     The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at the time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder; provided, however, that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

     Section 16.07 Article Applicable to Paying Agents.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent

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were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 16.04 and 16.06 shall not apply to the Company or any
Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

     Section 16.08 Subordination Rights Not Impaired by Acts or Omissions of the
Company or Holders of Senior Debt.

     No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Debt may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such
Senior Debt, or amend or supplement any instrument pursuant to which any such
Senior Debt is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Debt, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of the Securities under this Article.

                                      * * *

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     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

                                        MIDAMERICAN ENERGY COMPANY

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ____________________________, as Trustee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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